UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2020

AMPLIFY ENERGY CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35512	82-1326219
(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

500 Dallas Street, Suite 1700 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 490-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMPY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 12, 2020, Amplify Energy Operating LLC (the “Borrower”), a wholly owned subsidiary of Amplify Energy Corp., a Delaware corporation, entered into the Borrowing Base Redetermination Agreement and Third Amendment to Credit Agreement, among the Borrower, Amplify Acquisitionco LLC, a Delaware limited liability company, the guarantors party thereto, the lenders party thereto and Bank of Montreal, as administrative agent (the “Third Amendment”). The Third Amendment amends the parties’ existing Credit Agreement, dated as of November 2, 2018 (as amended by that certain First Amendment to Credit Agreement dated as of May 5, 2019 and that certain Second Amendment to Credit Agreement dated as of July 16, 2019, the “Credit Agreement”), to, among other things:

•

reduce the borrowing base under the Credit Agreement from $450 million to $285 million, effective June 1, 2020, with monthly reductions of $5 million thereafter until the borrowing base is reduced to $260 million, effective November 1, 2020;

•	increase the amount of first priority liens on all assets from at least 85% to at least 90%;

•	suspend certain financial covenants for the quarter ended June 30, 2020;

•

amend the definition of “Consolidated EBITDAX” in the Credit Agreement to decrease the limit of cash and cash equivalents permitted from $30 million to $25 million and increase the limit of transaction-related expense add-backs from $5 million to $20 million;

•	increase the minimum hedging requirements;

•	at times when cash and Cash Equivalents (as defined in the Credit Agreement) on hand exceed $25 million for five (5) consecutive business days, a mandatory prepayment of such excess amount;

•	amend certain other covenants and provisions; and

•	amend and restate the Borrowing Base Utilization Grid (as defined in the Credit Agreement) in the definition of “Applicable Rate” in the Credit Agreement to provide as follows:

	Applicable Rate
Borrowing Base Utilization Ratio	Base Rate	Eurodollar Rate + LIBOR Market Index Rate + Letters of Credit	Commitment Fee
> 90%	2.500%	3.500%	0.500%
> 75% and ≤ 90%	2.250%	3.250%	0.500%
> 50% and ≤ 75%	2.000%	3.000%	0.500%
> 25% and ≤ 50%	1.725%	2.725%	0.500%
≤ 25%	1.500%	2.500%	0.500%

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On June 15, 2020, the Company issued a press release announcing the Borrower’s entrance into the Third Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibit hereto, includes “forward-looking statements.” All statements, other than statements of historical fact, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Terminology such as “may,” “will,” “would,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “outlook,” “continue,” the negative of such terms or other comparable terminology are intended to identify forward-looking statements. These statements include, but are not limited to, statements about the Company’s expectations of plans, goals, strategies (including measures to implement strategies), objectives and anticipated results with respect thereto. These statements address activities, events or developments that we expect or anticipate will or may occur in the future, including things such as projections of results of operations, plans for growth, goals, future capital expenditures, competitive strengths, references to future intentions and other such references. These forward-looking statements involve risks and uncertainties and other factors that could cause the Company’s actual results or financial condition to differ materially from those expressed or implied by forward-looking statements. These include risks and uncertainties relating to, among other things: the Company’s evaluation and implementation of strategic alternatives; the Company’s efforts to reduce leverage; the Company’s level of indebtedness, including its ability to satisfy its debt obligations; the Company’s need to make accretive acquisitions or substantial capital expenditures to maintain its declining asset base, including the ability to make acquisitions on favorable terms or to integrate acquired properties; continued low or further declining commodity prices and demand for oil, natural gas and natural gas liquids; the Company’s ability to access funds on acceptable terms, if at all, because of the terms and conditions governing the Company’s indebtedness or otherwise; general political and economic conditions, globally and in the jurisdictions in which we operate, including the impact of legislation and governmental regulations, including those related to climate change and hydraulic fracturing; the occurrence or threat of epidemic or pandemic diseases, such as the recent outbreak of COVID-19, or any government response to such occurrence or threat; and changes in commodity prices and hedge positions and the risk that the Company’s hedging strategy may be ineffective or may reduce its income. Please read the Company’s filings with the Securities and Exchange Commission (the “SEC”), including “Risk Factors” in the Company’s Annual Report on Form 10-K, and if applicable, the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available on the Company’s Investor Relations website at http://investor.amplifyenergy.com/ or on the SEC’s website at http://www.sec.gov, for a discussion of risks and uncertainties that could cause actual results to differ from those in such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements. Except as required by law, the Company undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Borrowing Base Redetermination Agreement and Third Amendment to Credit Agreement, dated June 12, 2020, by and among Amplify Energy Operating LLC, Amplify Acquisitionco, Inc., the guarantors party thereto, Bank of Montreal, as administrative agent, and the other lenders and agents from time to time party thereto.

99.1	Press Release, dated June 15, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2020	AMPLIFY ENERGY CORP.

	By:	/s/ Martyn Willsher
		Name:	Martyn Willsher
		Title:	Interim Chief Executive Officer, Senior Vice President and Chief Financial Officer